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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 23, 1997

                           PATHOGENESIS CORPORATION
            (Exact name of registrant as specified in its charter)

Delaware                         0-27150                         91-1542150
(State or other               (Commission                      (IRS Employer
jurisdiction of                 File No.)                    Identification No.)
incorporation)


              201 Elliott Avenue West, Seattle, Washington  98119
                    (Address of principal executive offices)


                                (206) 467-8100
              (Registrant's telephone number, including area code)


                                Not applicable
         (Former name or former address, if changes since last report)

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Item 5. Other Events

     Annexed hereto as Exhibit 1 is a copy of a press release issued by PathoGenesis Corporation (the "Company") on December 23, 1997 announcing the marketing clearance received by the Company from the Food and Drug Administration for TOBI(TM) for treatment of chronic Pseudomonas aeruginosa lung infections in people with cystic fibrosis.

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing as Exhibit 2 cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company in the press release annexed hereto as Exhibit 1.

Item 7.  Exhibits

     See Exhibit Index appearing elsewhere herein, which is incorporated herein by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 30, 1997

                                PATHOGENESIS CORPORATION



                                By: /s/ Alan R. Meyer
                                    -------------------------
                                    Alan R. Meyer
                                    Senior Vice President and
                                    Chief Financial Officer

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                           PATHOGENESIS CORPORATION

                                 EXHIBIT INDEX



Exhibit Number                      Description

      1                Press Release dated December 23, 1997

      2 Cautionary Statements for Purposes of the "Safe harbor" Provisions of the Private Securities Litigation Reform Act of 1995

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